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                        SECURITIES AND EXCHANGE COMMISSION


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                                    FORM 8-K



                                  CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



    Date of Report (date of earliest event reported):      December 7, 1998



                                   Armco Inc.
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                 (Exact name of registrant as specified in charter)



                                   Ohio
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        (State or other jurisdiction of incorporation or organization)

        1-873-2                                  31-0200500
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(Commission File Number)            (I.R.S. Employer Identification No.)



One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania   15219-1415
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         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  412/255-9800
                                                          ------------



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Item 5.  Other Events
     On December 7, 1998, Armco Inc. (the "Company") announced plans to issue $75 million of Senior Notes maturing in 2008, in a private placement pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company stated that its intends to use the net proceeds of the offering to redeem or repurchase certain outstanding debt securities. The Company's press release is filed as an Exhibit hereto, and incorporated by reference.

Item 7.  Information And Exhibits
Exhibit 99.2   Press Release dated December 7, 1998.
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                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARMCO INC.



Date:  December 7, 1998                        By: /s/ Gary R. Hildreth
                                        ------------------------------------
                                            Name:  Gary R. Hildreth
                                            Title: Vice President


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